
                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Monthly Period                                                                                     31
         Beginning Principal Receivables Balance                                                                1,933,156,625.18
         Beginning Special Funding Account Balance                                                                          0.00
         Beginning Principal Receivables + SFA Balance                                                          1,933,156,625.18
         Beginning Finance Charge Receivables                                                                      58,737,189.07
         Beginning Total Receivables                                                                            1,991,893,814.25
         Special Funding Account Earnings                                                                                   0.00
         Finance Charge Collections                                                                                27,916,426.22
         Interest/Fee Reversals (Wachovia accounts only)                                                             -420,374.92
         Interchange Collections                                                                                    2,473,975.97
         Collection Account Investment Proceeds                                                                             0.00
         Recoveries treated as Finance Charge Collections                                                                   0.00
         Total Finance Charge Receivables Collections                                                              29,970,027.27
         Principal Receivables Collections                                                                        163,265,304.13
         Recoveries treated as Principal Collections                                                                  588,975.24
         Total Principal Receivables Collections                                                                  163,854,279.37
         Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)                                  9.60%
         Defaulted Amount (Net of Recoveries)                                                                      12,330,949.21
         Annualized Default Rate                                                                                           7.65%
         Trust Portfolio Yield                                                                                            18.60%
         Aggregate Account Addition or Removal (Y/N)?                                                                          N
         Date of Addition/Removal                                                                                            N/A
         Principal Receivables at the end of the day of Addition/Removal                                                     N/A
         SFA Balance at the end of the day of Addition/Removal                                                               N/A
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                       N/A
         Ending Principal Receivables Balance                                                                   1,944,710,797.32
         Ending Special Funding Account (SFA) Balance                                                                       0.00
         Ending Principal Receivables + SFA Balance                                                             1,944,710,797.32
         Ending Finance Charge Receivables                                                                         61,063,569.20
         Ending Total Receivables                                                                               2,005,774,366.52
         Required Minimum Principal Balance (as of month end)                                                   1,605,000,000.00


                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

B. Series Allocations
                                                                   Total                  1998-2                  1998-3
         Group                                                                               1                      1
         Class A Beginning Invested Amount                       1,056,000,000.00          528,000,000.00         528,000,000.00
         Class B Beginning Invested Amount                         226,000,000.00          113,000,000.00         113,000,000.00
         Collateral Beginning Invested Amount                      134,000,000.00           67,000,000.00          67,000,000.00
         Class D Beginning Invested Amount                          84,000,000.00           42,000,000.00          42,000,000.00
         Total Beginning Invested Amount                         1,500,000,000.00          750,000,000.00         750,000,000.00
         Required Transferor Amount (per definition)               105,000,000.00           52,500,000.00          52,500,000.00
         Invested Amount + Req Transf Amount                     1,605,000,000.00          802,500,000.00         802,500,000.00
         Series Allocation Percentage                                     100.00%                  50.00%                 50.00%
         Series Allocable Finance Charge Collections                29,970,027.27           14,985,013.63          14,985,013.63
         Series Allocable Principal Collections                    163,854,279.37           81,927,139.68          81,927,139.68
         Series Allocable Defaulted Amounts                         12,330,949.21            6,165,474.61           6,165,474.61
         Series Allocable Servicing Fee                              2,500,000.00            1,250,000.00           1,250,000.00
         In Revolving Period?                                                                           N                      Y
         Available for Principal Sharing Series                     68,353,965.59                    0.00          68,353,965.59
         Principal Shortfall                                        38,479,367.74           38,479,367.74                   0.00
         Allocation of Shared Principal Collections                 68,353,965.59           68,353,965.59                   0.00
         Available for Excess Allocation Series                     24,544,135.50           17,923,769.89           6,620,365.61
         Finance Charge Shortfall                                            0.00                    0.00                   0.00
         Allocation of Excess Finance Charge Collections                     0.00                    0.00                   0.00


B. Series Allocations

         Amounts Due                                                                      1998-2                  1998-3
                             Transferor's Percentage                                               22.41%                 22.41%
                             Principal Allocation Percentage                                       77.59%                 77.59%
                             Floating Allocation Percentage                                        77.59%                 77.59%
                             Class A Certificate Rate                                            6.81000%               6.84000%
                             Class B Certificate Rate                                            7.02000%               7.07000%
                             CIA Certificate Rate                                                7.58500%               7.68500%
                             CIA Secured Loan Spread Rate                                        7.33500%               7.43500%
                             Class D Certificate Rate                                            0.00000%               0.00000%
                             Class A Interest                                                3,196,160.00           3,210,240.00
                             Class B Interest                                                  705,120.00             710,142.22
                             Collateral Monthly Interest                                       451,728.89             457,684.44
                             Class D Interest                                                        0.00                   0.00
                             Investor Monthly Interest                                       4,353,008.89           4,378,066.66
                             Investor Default Amount (Net of Recoveries)                     4,783,995.15           4,783,995.15
                             Interchange Collections                                           959,819.79             959,819.79
                             0.75% of Interchange                                              468,750.00             468,750.00
                             Servicer Interchange                                              468,750.00             468,750.00
                             Monthly Servicing Fee (Before Adjustments)                      1,250,000.00           1,250,000.00
                                 Interchange Adjustment                                              0.00                   0.00
                                 SFA Adjustment                                                      0.00                   0.00
                                 Previous Period Adjustment                                          0.00                   0.00
                             Total Monthly Servicing Fee (After all adjustments)             1,250,000.00           1,250,000.00

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")
                                                                  Group I                 1998-2                  1998-3
         Beginning Invested Amount (Month)                       1,500,000,000.00          750,000,000.00         750,000,000.00
         Finance Charge Collections                                 23,254,732.86           11,627,366.43          11,627,366.43
         Reserve Account Interest                                       16,285.39               16,285.39                   0.00
         PFA Proceeds                                                        0.00                    0.00                   0.00
         Total Finance Charge Collections                           23,271,018.25           11,643,651.82          11,627,366.43
         Investor Monthly Interest                                   8,731,075.55            4,353,008.89           4,378,066.66
         Investor Default Amount                                     9,567,990.30            4,783,995.15           4,783,995.15
         Monthly Servicing Fee                                       2,500,000.00            1,250,000.00           1,250,000.00
         Additional Amounts                                                  0.00                    0.00                   0.00
         Total Amount Due                                           20,799,065.85           10,387,004.04          10,412,061.81
         Group Excess?                                               Y
         Amount per 4.10(A)                                                                  4,353,008.89           4,378,066.66
         Amount per 4.10(B)            used in a                                             4,783,995.15           4,783,995.15
         Amount per 4.10(C)     shortfall scenario only                                      1,250,000.00           1,250,000.00
         Amount per 4.10(D)                                                                          0.00                   0.00
         Redirected Finance Charge Collections                      23,271,018.25           11,622,980.24          11,648,038.01
         Amount of funds redistributed per 4.10                                                -20,671.58              20,671.58
         Redirected Finance Charge Collections - PFA Proceeds (Class A available funds)     11,622,980.24          11,648,038.01

D. Trust Performance
         30-59 Days Delinquent                                                              38,038,734.33                  1.96%
         60-89 Days Delinquent                                                              23,479,186.25                  1.21%
         90+ Days Delinquent                                                                44,861,499.34                  2.31%
         Total 30+ Days Delinquent                                                         106,379,419.92                  5.47%

         THE FIRST NATIONAL BANK OF ATLANTA
         d/b/a Wachovia Bank Card Services
         as Servicer


         By:  Michael L. Scheuerman
         Title:  Senior Vice President

                    Partners First Credit Card Master Trust
                                 Series 1998-2


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                      15-Dec-00
Current Payment Date                   16-Jan-01
Actual / 360 Days                         32                    32                  32                32
30 / 360 Days                             31                    31                  31                31
Fixed / Floating                       Floating              Floating            Floating          Floating

                                        Class A               Class B       Collateral Invested
                                                                                  Amount            Class D          Total
Certificate Rate                             6.81000%           7.02000%            7.58500%           0.00000%
Secured Loan Spread Rate
  (Applies to CIA only)                                                             7.33500%
Initial Balance                        528,000,000.00     113,000,000.00       67,000,000.00      42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                          52,500,000.00
Total Initial Amount                                                                                               802,500,000.00

Beginning Outstanding Amount
  (Distribution)                       528,000,000.00     113,000,000.00       67,000,000.00      42,000,000.00    750,000,000.00
Ending Outstanding Amount
  (Distribution)                       528,000,000.00     113,000,000.00       51,259,166.67      42,000,000.00    734,259,166.67

Beginning Invested Amount
  (Distribution)                       528,000,000.00     113,000,000.00       67,000,000.00      42,000,000.00    750,000,000.00
Ending Invested Amount
  (Distribution)                       528,000,000.00     113,000,000.00       51,259,166.67      42,000,000.00    734,259,166.67

Beginning Adjusted Invested Amount
  (Distribution)                       528,000,000.00     113,000,000.00       67,000,000.00      42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount
  (Distribution)                       421,166,666.67     113,000,000.00       51,259,166.67      42,000,000.00    627,425,833.33


Beginning Invested Amount (Month)      528,000,000.00     113,000,000.00       67,000,000.00      42,000,000.00    750,000,000.00
Ending Invested Amount (Month)         528,000,000.00     113,000,000.00       67,000,000.00      42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount
  (Month)                              528,000,000.00     113,000,000.00       67,000,000.00      42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount
  (Month)                              528,000,000.00     113,000,000.00       67,000,000.00      42,000,000.00    750,000,000.00

Principal Allocation Percentage                70.40%             15.07%               8.93%              5.60%           100.00%
Floating Allocation Percentage                 70.40%             15.07%               8.93%              5.60%           100.00%
Principal Collections                   44,753,259.19       9,577,875.55        5,678,917.36       3,559,918.34     63,569,970.44
Redirected Finance Charge Collections    8,182,578.09       1,751,195.69        1,038,319.57         650,886.89     11,622,980.24
PFA Proceeds (Class A Available Funds)           0.00                                                                        0.00
Redirected Finance Charge
  plus PFA Proceeds                      8,182,578.09       1,751,195.69        1,038,319.57         650,886.89     11,622,980.24
Monthly Interest                         3,196,160.00         705,120.00          451,728.89               0.00      4,353,008.89
Investor Default Amount (Net)            3,367,932.58         720,788.60          427,370.23         267,903.73      4,783,995.15
Monthly Servicing Fee                      880,000.00         188,333.33          111,666.67          70,000.00      1,250,000.00
Total Due                                7,444,092.58       1,614,241.94          990,765.79         337,903.73     10,387,004.04

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                           11,622,980.24
Series Adjusted Portfolio Yield                                                                                            10.94%
Base Rate                                                                                                                   8.53%


                    Partners First Credit Card Master Trust
                                 Series 1998-2


Series Parameters
                            Revolving Period (Y/N)                                                                N
                            Accumulation Period (Y/N)                                                             Y
                            Early Amortization (Y/N)                                                              N
                            Controlled Accumulation Period                                                       6.00
                            FNBA is Servicer                                                                      Y
                            Paydown Excess CIA (Y/N)                                                              Y
                            Paydown Excess Class D (Y/N)                                                          Y
                            Controlled Accumulation Amount                                                       106,833,333.33
                            Controlled Deposit Amount                                                            106,833,333.33
                            Ending Controlled Deposit Amount Shortfalll                                                    0.00

Funding Accounts
                            Beginning Principal Funding Account Balance                                                    0.00
                            Principal Funding Account Deposit                                                    106,833,333.33
                            Principal Funding Account Withdrawal                                                           0.00
                            Ending Principal Funding Account Balance                                             106,833,333.33
                            Principal Funding Investment Proceeds                                                          0.00

                            Yield Supplement Account Beginning Balance                                                     0.00
                            Yield Supplement Account Release                                                               0.00
                            Yield Supplement Account Ending Balance                                                        0.00

                            Reserve Account Beginning Balance                                                      3,205,000.00
                            Required Reserve Account Amount                                                        3,205,000.00
                            Available Reserve Account Amount                                                       3,205,000.00
                            Interest Retained in Reserve Account                                                           0.00
                            Funds Deposited into Reserve Account (out of Excess Spread)                                    0.00
                            Ending Reserve Account Balance                                                         3,205,000.00
                            Covered Amount                                                                                 0.00
                            Reserve Draw Amount                                                                            0.00

C. Certificate Balances and Distrubutions
                                    Class A               Class B                 CIA              Class D          Total
       Beginning Balance            528,000,000.00        113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00
     Interest Distributions           3,196,160.00            705,120.00             451,728.89             0.00      4,353,008.89
            PFA Deposits            106,833,333.33                                                                  106,833,333.33
     Principal Distributions                  0.00                  0.00          15,740,833.33             0.00     15,740,833.33
     Total Distributions              3,196,160.00            705,120.00          16,192,562.22             0.00     20,093,842.22
     Ending Certificate Balance     528,000,000.00        113,000,000.00          51,259,166.67    42,000,000.00    734,259,166.67

                    Partners First Credit Card Master Trust
                                 Series 1998-2


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

            1 Total amount of the distribution:                                                                 6.0533
            2 Amount of the distribution in respect of Class A Monthly Interest:                                6.0533
            3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                      0.00
            4 Amount of the distribution in respect of Class A Additional Interest:                               0.00
            5 Amount of the distribution in respect of Class A Principal:                                         0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

            1 Total amount of Class A Investor Charge-Offs:                                                       0.00
            2 Amount of Class A Investor Charge-Offs                                                              0.00
              per $1,000 original certificate principal amount:
            3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                 0.00
            4 Amount reimbursed in respect of Class A Investor Charge-Offs                                        0.00
              per $1,000 original certificate principal amount:
            5 The amount, if any, by which the outstanding principal                                              0.00
              balance of the Class A Certificate exceeds the Class A Invested
              Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

            1 The total amount of the distribution:                                                             6.2400
            2 Amount of the distribution in respect of Class B monthly interest:                                6.2400
            3 Amount of the distribution in respect of Class B outstanding monthly interest:                      0.00
            4 Amount of the distribution in respect of Class B additional interest:                               0.00
            5 Amount of the distribution in respect of Class B principal:                                         0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

            1 The amount of reductions in Class B Invested Amount                                                 0.00
            2 The amount of reductions in the Class B Invested Amount set forth in                                0.00
              paragraph 1 above, per $1,000 original certificate principal amount:
            3 The total amount reimbursed in respect of such reductions                                           0.00
              in the Class B Invested Amount:
            4 The total amount set forth in paragraph 3 above, per $1,000                                         0.00
              original certificate principal amount:
            5 The amount, if any, by which the outstanding principal balance                                      0.00
               of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

            1 Total amount distributed to the Collateral Interest Holder:                                            16,192,562.22
            2 Amount distributed in respect of Collateral Monthly Interest:                                             451,728.89
            3 Amount distributed in respect of Collateral Additional Interest:                                                0.00
            4 The amount distributed to the Collateral Interest Holder in respect                                    15,740,833.33
              of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

            1 The amount of reductions in the Collateral Invested Amount.                                                     0.00
            2 The total amount reimbursed in respect of such reductions in the                                                0.00
              Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
            1 Finance Charge Collections Allocated to Series 1998-2 (incl.YSA, Res Draw & Int and PFA Proceeds)      11,622,980.24
            2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)                   10,387,004.04
            3 Spread Account Requirement per Loan Agreement                                                         -16,687,793.69
            4 Finance Charge Shortfall                                                                                        0.00
            5 Available for Other Excess Allocation Series                                                           17,923,769.89

K. Application of Reallocated Investor Finance Charge Collections.

                                                     Available         Due              Paid                Shortfall
            1 Allocated Class A Available Funds      8,182,578.09
              a Reserve Account Release                      0.00
              b PFA Investment Earnings                      0.00
              c Class A Available Funds              8,182,578.09

            2 Class A Available Funds                8,182,578.09
              a Class A Monthly Interest                               3,196,160.00     3,196,160.00        0.00
              b Class A Servicing Fee                                    880,000.00       880,000.00        0.00
              c Class A Investor Default Amount                        3,367,932.58     3,367,932.58        0.00
              d Class A Excess                         738,485.50

            3 Class B Available Funds                1,751,195.69
              a Class B Monthly Interest                                 705,120.00       705,120.00        0.00
              b Class B Servicing Fee                                    188,333.33       188,333.33        0.00
              c Class B Excess                         857,742.36

            4 Collateral Available Funds             1,038,319.57
              a Collateral Servicing Fee                                 111,666.67       111,666.67        0.00
              b Collateral Excess                      926,652.90

            5 Class D Available Funds                  650,886.89
              a Class D Servicing Fee                                     70,000.00        70,000.00        0.00
              b Class D Excess                         580,886.89

            6 Total Excess Spread                    3,103,767.66

                    Partners First Credit Card Master Trust
                                 Series 1998-2


L. Application of Excess Spread and Excess Finance Charge Collections

                                                                        Available       Due              Paid            Shortfall
             1 Available Excess Spread                                  3,103,767.66
             2 Excess Fin Charge Coll                                           0.00
                    from Other Series
             3 Available Funds                                          3,103,767.66
             4 Class A Required Amount
               a Interest                                                                     0.00             0.00           0.00
               b Servicing Fee                                                                0.00             0.00           0.00
               c Defaults                                                                     0.00             0.00           0.00
             5 Class A Charge Offs not Previously Reimbursed                                  0.00             0.00           0.00
            6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
               a Interest                                                                     0.00             0.00           0.00
               b Servicing Fee                                                                0.00             0.00           0.00
            6b Class B Default Amount                                                   720,788.60       720,788.60           0.00
             7 Reductions in Class B not previously reimbursed                                0.00             0.00           0.00
             8 Monthly Servicing Fee Shortfalls                                               0.00             0.00           0.00
             9 Collateral Monthly Interest                                              451,728.89       451,728.89           0.00
            10 Collateral Default Amount                                                427,370.23       427,370.23           0.00
            11 Reductions in CIA not previously reimbursed                                    0.00             0.00           0.00
            12 Reserve Account Deposit                                                        0.00             0.00           0.00
            13 Class D Monthly Interest                                                       0.00             0.00           0.00
            14 Class D Default Amount                                                   267,903.73       267,903.73           0.00
            15 Reductions in Class D not previously reimbursed                                0.00             0.00           0.00
            16 Other CIA Amounts Owed                                                         0.00             0.00           0.00
            17 Excess Fin Coll for Other Series                                               0.00             0.00           0.00
            18 Excess Spread (after reallocation)                       1,235,976.20
            19 Writedowns

                                                                 Total             Redirected Principal      Charge-Offs
                        a Class A                                 0.00                     0.00             0.00
                          in respect of A                                                                   0.00
                        b Class B                                 0.00                     0.00             0.00
                          in respect of A                                                                   0.00
                          in respect of B                                                                   0.00
                        c CIA                                     0.00                     0.00             0.00
                          in respect of A                                                                   0.00
                          in respect of B                                                                   0.00
                          in respect of CIA                                                                 0.00
                        d Class D                                 0.00                     0.00             0.00
                          in respect of A                                                                   0.00
                          in respect of B                                                                   0.00
                          in respect of CIA                                                                 0.00
                          in respect of D                                                                   0.00

M. Application of Redirected Principal Collections
                                                             Available      Due               Paid           Shortfall
            1 Redirected Principal Collections               18,816,711.25
            2 Class A Required Amount
              a Interest                                                     0.00             0.00              0.00
              b Servicing Fee                                                0.00             0.00              0.00
              c Defaults                                                     0.00             0.00              0.00
            3 Class B Required Amount
              a Interest                                                     0.00             0.00              0.00
              b Servicing Fee                                                0.00             0.00              0.00
              c Defaults                                                     0.00             0.00              0.00
            4 Collateral Required Amount
              a Interest                                                     0.00             0.00              0.00
              b Servicing Fee                                                0.00             0.00              0.00
              c Defaults                                                     0.00             0.00              0.00
            5 Available for Available Principal Collections  18,816,711.25

N.  Principal Shortfall Amount/Shared Principal Collections
            1 Principal Allocation % of the Series 1998-2 Allocable Principal Collections           63,569,970.44
            2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                   4,783,995.15
            3 Full amount required to be distributed pursuant to Section 4.5                       106,833,333.33
            4 Principal required to fund the Required Amount per Section 4.8                                 0.00
            5 Principal Shortfall                                                                   38,479,367.74
            6 Available for Shared Principal Collections                                                     0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-2


O. Available Principal Collections
             1 Available Principal Collections (per the definition thereof)                         136,707,931.18
             2 Principal Collections allocation to other Principal Sharing Series                             0.00
             3 Available Principal Collections (after Sharing)                                      136,707,931.18

P. Application of Principal Collections during Revolving Period

             1 Available Principal Collections                                                                0.00

             2 Collateral Invested Amount                                                                     0.00
             3 Required Collateral Invested Amount                                                            0.00
             4 Amount used to pay Excess CIA                                                                  0.00

             5 Available Principal Collections                                                                0.00
             6 Class D                                                                                        0.00
             7 Required Class D                                                                               0.00
             8 Amount used to pay Excess Class D                                                              0.00

Q. Application of Principal Collections during the Accumulation Period

             1 Available Principal Collections                                                      136,707,931.18
             2 Controlled Deposit Amount                                                            106,833,333.33
             3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                  641,000,000.00
             4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                  106,833,333.33
             5 Required Enhancement Amount                                                          $93,259,166.67

             6 Remaining Principal Collections Available                                             29,874,597.85
             7 Remaining Collateral Invested Amount                                                  67,000,000.00
             8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b below)      15,740,833.33
                                 a Excess of CIA and Class D over Required Enhancement Amt           15,740,833.33
                                 b Excess of Available Principal Collections over PFA deposit        29,874,597.85

             9 Remaining Principal Collections Available                                             14,133,764.51
            10 Remaining Class D Amount                                                              42,000,000.00
            11 Principal Paid to Class D                                                                      0.00


                    Partners First Credit Card Master Trust
                                 Series 1998-2

R. Application of Principal Collections during Early Amortization Period

            1 Available Principal Collections                                                      0.00
                                a Remaining Class A Adjusted Invested Amount                       0.00
                                b Principal Paid to Class A - Current Period's Collections         0.00
                                c Principal Paid to Class A - PFA per 5.1                          0.00
                                d Total Principal Paid to Class A                                  0.00

            2 Remaining Principal Collections Available                                            0.00
                                a Remaining Class B Adjusted Invested Amount                       0.00
                                b Principal Paid to Class B - Current Period's Collections         0.00
                                c Principal Paid to Class B - PFA per 5.1                          0.00
                                d Total Principal Paid to Class B                                  0.00

            3 Remaining Principal Collections Available                                            0.00
                                a Remaining Collateral Invested Amount                             0.00
                                b Principal Paid to CIA                                            0.00

            4 Remaining Principal Collections Available                                            0.00
                                a Remaining Class D Amount                                         0.00
                                b Principal Paid to Class D                                        0.00

S. Yield and Base Rate

            1 Base Rate
                                a Current Monthly Period                                          8.53%
                                b Prior Monthly Period                                            8.44%
                                c Second Prior Monthly Period                                     8.44%

              Three Month Average Base Rate                                                                     8.47%

            2 Series Adjusted Portfolio Yield
                                a Current Monthly Period                                         10.94%
                                b Prior Monthly Period                                           11.68%
                                c Second Prior Monthly Period                                    14.09%

              Three Month Average Series Adjusted Portfolio Yield                                              12.24%

            3 Excess Spread
                                a Current Monthly Period                                          2.41%
                                b Prior Monthly Period                                            3.24%
                                c Second Prior Monthly Period                                     5.65%

              Three Month Average Excess Spread                                                                 3.77%

                    Partners First Credit Card Master Trust
                                 Series 1998-3


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                        15-Dec-00
Current Payment Date                     16-Jan-01
Actual / 360 Days                           32                     32                  32                32
30 / 360 Days                               31                     31                  31                31
Fixed / Floating                         Floating               Floating            Floating          Floating

                                          Class A                Class B       Collateral Invested     Class D           Total
                                                                                     Amount
Certificate Rate                               6.84000%            7.07000%             7.68500%          0.00000%
Secured Loan Spread Rate
  (Applies to CIA only)                                                                 7.43500%
Initial Balance                          528,000,000.00      113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount
  (Distribution)                         528,000,000.00      113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00
Ending Outstanding Amount
  (Distribution)                         528,000,000.00      113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00

Beginning Invested Amount
  (Distribution)                         528,000,000.00      113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00
Ending Invested Amount
  (Distribution)                         528,000,000.00      113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount
  (Distribution)                         528,000,000.00      113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount
  (Distribution)                         528,000,000.00      113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00


Beginning Invested Amount (Month)        528,000,000.00      113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00
Ending Invested Amount (Month)           528,000,000.00      113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount
  (Month)                                528,000,000.00      113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount
  (Month)                                528,000,000.00      113,000,000.00        67,000,000.00     42,000,000.00   750,000,000.00

Principal Allocation Percentage                  70.40%              15.07%                8.93%             5.60%          100.00%
Floating Allocation Percentage                   70.40%              15.07%                8.93%             5.60%          100.00%
Principal Collections                     44,753,259.19        9,577,875.55         5,678,917.36      3,559,918.34    63,569,970.44
Redirected Finance Charge Collections      8,200,218.76        1,754,971.06         1,040,558.06        652,290.13    11,648,038.01
PFA Proceeds (Class A Available Funds)             0.00                                                                        0.00
Redirected Finance Charge
  plus PFA Proceeds                        8,200,218.76        1,754,971.06         1,040,558.06        652,290.13    11,648,038.01
Monthly Interest                           3,210,240.00          710,142.22           457,684.44              0.00     4,378,066.66
Investor Default Amount (Net)              3,367,932.59          720,788.60           427,370.23        267,903.73     4,783,995.15
Monthly Servicing Fee                        880,000.00          188,333.33           111,666.67         70,000.00     1,250,000.00
Total Due                                  7,458,172.59        1,619,264.16           996,721.34        337,903.73    10,412,061.81


Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             11,648,038.01
Series Adjusted Portfolio Yield                                                                                              10.98%
Base Rate                                                                                                                     8.57%

                    Partners First Credit Card Master Trust
                                 Series 1998-3

Series Parameters
                            Revolving Period (Y/N)                                                               Y
                            Accumulation Period (Y/N)                                                            N
                            Early Amortization (Y/N)                                                             N
                            Controlled Accumulation Period                                                     12.00
                            FNBA is Servicer                                                                     Y
                            Paydown Excess CIA (Y/N)                                                             Y
                            Paydown Excess Class D (Y/N)                                                         Y
                            Controlled Accumulation Amount                                                       53,416,666.67
                            Controlled Deposit Amount                                                            53,416,666.67
                            Ending Controlled Deposit Amount Shortfalll                                                   0.00

Funding Accounts
                            Beginning Principal Funding Account Balance                                                   0.00
                            Principal Funding Account Deposit                                                             0.00
                            Principal Funding Account Withdrawal                                                          0.00
                            Ending Principal Funding Account Balance                                                      0.00
                            Principal Funding Investment Proceeds                                                         0.00

                            Yield Supplement Account Beginning Balance                                                    0.00
                            Yield Supplement Account Release                                                              0.00
                            Yield Supplement Account Ending Balance                                                       0.00

                            Reserve Account Beginning Balance                                                             0.00
                            Required Reserve Account Amount                                                               0.00
                            Available Reserve Account Amount                                                              0.00
                            Interest Retained in Reserve Account                                                          0.00
                            Funds Deposited into Reserve Account (out of Excess Spread)                                   0.00
                            Ending Reserve Account Balance                                                                0.00
                            Covered Amount                                                                                0.00
                            Reserve Draw Amount                                                                           0.00

C. Certificate Balances and Distrubutions
                                       Class A                 Class B               CIA                Class D           Total
          Beginning Balance                528,000,000.00       113,000,000.00        67,000,000.00   42,000,000.00   750,000,000.00
         Interest Distributions              3,210,240.00           710,142.22           457,684.44            0.00     4,378,066.66
               PFA Deposits                          0.00                                                                       0.00
         Principal Distributions                     0.00                 0.00                 0.00            0.00             0.00
         Total Distributions                 3,210,240.00           710,142.22           457,684.44            0.00     4,378,066.66
         Ending Certificate Balance        528,000,000.00       113,000,000.00        67,000,000.00   42,000,000.00   750,000,000.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

            1 Total amount of the distribution:                                                              6.0800
            2 Amount of the distribution in respect of Class A Monthly Interest:                             6.0800
            3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                   0.00
            4 Amount of the distribution in respect of Class A Additional Interest:                            0.00
            5 Amount of the distribution in respect of Class A Principal:                                      0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

            1 Total amount of Class A Investor Charge-Offs:                                                    0.00
            2 Amount of Class A Investor Charge-Offs                                                           0.00
              per $1,000 original certificate principal amount:
            3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                              0.00
            4 Amount reimbursed in respect of Class A Investor Charge-Offs                                     0.00
              per $1,000 original certificate principal amount:
            5 The amount, if any, by which the outstanding principal                                           0.00
              balance of the Class A Certificate exceeds the Class A Invested
              Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

            1 The total amount of the distribution:                                                          6.2844
            2 Amount of the distribution in respect of Class B monthly interest:                             6.2844
            3 Amount of the distribution in respect of Class B outstanding monthly interest:                   0.00
            4 Amount of the distribution in respect of Class B additional interest:                            0.00
            5 Amount of the distribution in respect of Class B principal:                                      0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

            1 The amount of reductions in Class B Invested Amount                                              0.00
            2 The amount of reductions in the Class B Invested Amount set forth in                             0.00
              paragraph 1 above, per $1,000 original certificate principal amount:
            3 The total amount reimbursed in respect of such reductions                                        0.00
              in the Class B Invested Amount:
            4 The total amount set forth in paragraph 3 above, per $1,000                                      0.00
              original certificate principal amount:
            5 The amount, if any, by which the outstanding principal balance                                   0.00
               of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-3


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

            1 Total amount distributed to the Collateral Interest Holder:                                             457,684.44
            2 Amount distributed in respect of Collateral Monthly Interest:                                           457,684.44
            3 Amount distributed in respect of Collateral Additional Interest:                                              0.00
            4 The amount distributed to the Collateral Interest Holder in respect                                           0.00
              of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

            1 The amount of reductions in the Collateral Invested Amount.                                                   0.00
            2 The total amount reimbursed in respect of such reductions in the                                              0.00
              Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
            1 Finance Charge Collections Allocated to Series 1998-3 (incl. YSA, Res Draw & Int and PFA Proceeds)   11,648,038.01
            2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)                 10,412,061.81
            3 Spread Account Requirement per Loan Agreement                                                        -5,384,389.41
            4 Finance Charge Shortfall                                                                                      0.00
            5 Available for Other Excess Allocation Series                                                          6,620,365.61

K. Application of Reallocated Investor Finance Charge Collections.

                                                           Available            Due             Paid                     Shortfall
            1 Allocated Class A Available Funds            8,200,218.76
              a Reserve Account Release                            0.00
              b PFA Investment Earnings                            0.00
              c Class A Available Funds                    8,200,218.76

            2 Class A Available Funds                      8,200,218.76
              a Class A Monthly Interest                                        3,210,240.00    3,210,240.00             0.00
              b Class A Servicing Fee                                             880,000.00      880,000.00             0.00
              c Class A Investor Default Amount                                 3,367,932.59    3,367,932.59             0.00
              d Class A Excess                               742,046.17

            3 Class B Available Funds                      1,754,971.06
              a Class B Monthly Interest                                          710,142.22      710,142.22             0.00
              b Class B Servicing Fee                                             188,333.33      188,333.33             0.00
              c Class B Excess                               856,495.51

            4 Collateral Available Funds                   1,040,558.06
              a Collateral Servicing Fee                                          111,666.67      111,666.67             0.00
              b Collateral Excess                            928,891.40

            5 Class D Available Funds                        652,290.13
              a Class D Servicing Fee                                              70,000.00       70,000.00             0.00
              b Class D Excess                               582,290.13

            6 Total Excess Spread                          3,109,723.21

                    Partners First Credit Card Master Trust
                                 Series 1998-3


L. Application of Excess Spread and Excess Finance Charge Collections

                                                                           Available          Due             Paid         Shortfall
             1 Available Excess Spread                                     3,109,723.21
             2 Excess Fin Charge Coll                                              0.00
                    from Other Series
             3 Available Funds                                             3,109,723.21
             4 Class A Required Amount
               a Interest                                                                           0.00            0.00      0.00
               b Servicing Fee                                                                      0.00            0.00      0.00
               c Defaults                                                                           0.00            0.00      0.00
             5 Class A Charge Offs not Previously Reimbursed                                        0.00            0.00      0.00
            6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
               a Interest                                                                           0.00            0.00      0.00
               b Servicing Fee                                                                      0.00            0.00      0.00
            6b Class B Default Amount                                                         720,788.60      720,788.60      0.00
             7 Reductions in Class B not previously reimbursed                                      0.00            0.00      0.00
             8 Monthly Servicing Fee Shortfalls                                                     0.00            0.00      0.00
             9 Collateral Monthly Interest                                                    457,684.44      457,684.44      0.00
            10 Collateral Default Amount                                                      427,370.23      427,370.23      0.00
            11 Reductions in CIA not previously reimbursed                                          0.00            0.00      0.00
            12 Reserve Account Deposit                                                              0.00            0.00      0.00
            13 Class D Monthly Interest                                                             0.00            0.00      0.00
            14 Class D Default Amount                                                         267,903.73      267,903.73      0.00
            15 Reductions in Class D not previously reimbursed                                      0.00            0.00      0.00
            16 Other CIA Amounts Owed                                                               0.00            0.00      0.00
            17 Excess Fin Coll for Other Series                                                     0.00            0.00      0.00
            18 Excess Spread (after reallocation)                          1,235,976.20
            19 Writedowns
                                                                         Total            Redirected Principal      Charge-Offs
                                a Class A                                          0.00                      0.00            0.00
                                  in respect of A                                                                            0.00
                                b Class B                                          0.00                      0.00            0.00
                                  in respect of A                                                                            0.00
                                  in respect of B                                                                            0.00
                                c CIA                                              0.00                      0.00            0.00
                                  in respect of A                                                                            0.00
                                  in respect of B                                                                            0.00
                                  in respect of CIA                                                                          0.00
                                d Class D                                          0.00                      0.00            0.00
                                  in respect of A                                                                            0.00
                                  in respect of B                                                                            0.00
                                  in respect of CIA                                                                          0.00
                                  in respect of D                                                                            0.00

M. Application of Redirected Principal Collections
                                                                     Available                Due             Paid         Shortfall
            1 Redirected Principal Collections                       18,816,711.25
            2 Class A Required Amount
              a Interest                                                                      0.00            0.00            0.00
              b Servicing Fee                                                                 0.00            0.00            0.00
              c Defaults                                                                      0.00            0.00            0.00
            3 Class B Required Amount
              a Interest                                                                      0.00            0.00            0.00
              b Servicing Fee                                                                 0.00            0.00            0.00
              c Defaults                                                                      0.00            0.00            0.00
            4 Collateral Required Amount
              a Interest                                                                      0.00            0.00            0.00
              b Servicing Fee                                                                 0.00            0.00            0.00
              c Defaults                                                                      0.00            0.00            0.00
            5 Available for Available Principal Collections          18,816,711.25

N.  Principal Shortfall Amount/Shared Principal Collections
            1 Principal Allocation % of the Series 1998-3 Allocable Principal Collections          63,569,970.44
            2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                  4,783,995.15
            3 Full amount required to be distributed pursuant to Section 4.5                                0.00
            4 Principal required to fund the Required Amount per Section 4.8                                0.00
            5 Principal Shortfall                                                                           0.00
            6 Available for Shared Principal Collections                                           68,353,965.59

O. Available Principal Collections
            1 Available Principal Collections (per the definition thereof)                         68,353,965.59
            2 Principal Collections allocation to other Principal Sharing Series                   68,353,965.59

                    Partners First Credit Card Master Trust
                                 Series 1998-3


            3 Available Principal Collections (after Sharing)                                               0.00

P. Application of Principal Collections during Revolving Period

            1 Available Principal Collections                                                               0.00

            2 Collateral Invested Amount                                                           67,000,000.00
            3 Required Collateral Invested Amount                                                  67,000,000.00
            4 Amount used to pay Excess CIA                                                                 0.00

            5 Available Principal Collections                                                               0.00
            6 Class D                                                                              42,000,000.00
            7 Required Class D                                                                     42,000,000.00
            8 Amount used to pay Excess Class D                                                             0.00

Q. Application of Principal Collections during the Accumulation Period

             1 Available Principal Collections                                                               0.00
             2 Controlled Deposit Amount                                                                     0.00
             3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                           0.00
             4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                           0.00
             5 Required Enhancement Amount                                                                  $0.00

             6 Remaining Principal Collections Available                                                     0.00
             7 Remaining Collateral Invested Amount                                                          0.00
             8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b below)              0.00
                                a Excess of CIA and Class D over Required Enhancement Amt                    0.00
                                b Excess of Available Principal Collections over PFA deposit                 0.00

             9 Remaining Principal Collections Available                                                     0.00
            10 Remaining Class D Amount                                                                      0.00
            11 Principal Paid to Class D                                                                     0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3


R. Application of Principal Collections during Early Amortization Period

            1 Available Principal Collections                                                               0.00
                               a Remaining Class A Adjusted Invested Amount                                 0.00
                               b Principal Paid to Class A - Current Period's Collections                   0.00
                               c Principal Paid to Class A - PFA per 5.1                                    0.00
                               d Total Principal Paid to Class A                                            0.00

            2 Remaining Principal Collections Available                                                     0.00
                               a Remaining Class B Adjusted Invested Amount                                 0.00
                               b Principal Paid to Class B - Current Period's Collections                   0.00
                               c Principal Paid to Class B - PFA per 5.1                                    0.00
                               d Total Principal Paid to Class B                                            0.00

            3 Remaining Principal Collections Available                                                     0.00
                               a Remaining Collateral Invested Amount                                       0.00
                               b Principal Paid to CIA                                                      0.00

            4 Remaining Principal Collections Available                                                     0.00
                               a Remaining Class D Amount                                                   0.00
                               b Principal Paid to Class D                                                  0.00

S. Yield and Base Rate

            1 Base Rate
                               a Current Monthly Period                                                    8.57%
                               b Prior Monthly Period                                                      8.48%
                               c Second Prior Monthly Period                                               8.48%

              Three Month Average Base Rate                                                                                8.51%

            2 Series Adjusted Portfolio Yield
                               a Current Monthly Period                                                   10.98%
                               b Prior Monthly Period                                                     11.72%
                               c Second Prior Monthly Period                                              14.13%

              Three Month Average Series Adjusted Portfolio Yield                                                         12.28%

            3 Excess Spread
                               a Current Monthly Period                                                    2.42%
                               b Prior Monthly Period                                                      3.24%
                               c Second Prior Monthly Period                                               5.65%

              Three Month Average Excess Spread                                                                            3.77%